UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Earliest Event Reported: January 23, 2013

Empire Energy Corporation International

(Exact name of registrant as specified in its charter)

Nevada	1-10077	87-0401761
(State or other jurisdiction of Incorporation)	(Commission file number)	(IRS employer identification no.)

6750 Antioch Road, Suite 305

Merriam, Kansas 66204

(Address of principal executive offices, including zip code)

+61 3 6231 3529

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 210.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On January 23, 2013 TXO Plc issued the following press release.  TXO and Empire are both investors in Tasmanian Oil and Gas Ltd.

TXO PLC (“the Company”)

UPDATE ON NEW JOINT VENTURE COMPANY TASMANIA OIL AND GAS LIMITED (“TOG”)

TXO plc, the AIM quoted oil and gas investment company provides an update to the announcement dated 3rd December 2012 on Tasmania Oil and Gas Limited (“TOG”), in which the Company has a current equity holding of 25%.

The Board of TOG announced today that:

Status Exploration License EL14/2009

The Receiver Managers of Great South Land Minerals Limited (in Liquidation, Receivers and Managers appointed) (“GSLM”) has agreed with the mutual consent of Mineral Resources Tasmania (“MRT”), the state ministry, to an adjournment of the Appeal that was listed for the 21st of January 2013 to a new date of 22nd of April 2013. This appeal is in respect of MRT’s notification of their intention to revoke GSLM’s Exploration Licence EL 14/2009 that is currently valid until May 2015.

This Appeal adjournment is important as it provides TOG with the opportunity to further strengthen the case for the exploitation of EL 14/2009 including a rescheduled drilling program that will be presented to MRT, ahead of the adjourned hearing.

Competent Persons Report in respect of Licence EL14/2009

A Competent Persons Report (“CPR”) is being prepared for and on behalf of TOG by Senergy (GB) Limited, in consultation with Global Exploration Services Limited and GSLM. The report is in its final stages of preparation and the TOG Board is encouraged by its contents.

GSLM and a Proposed Deed of Company Arrangement ("DOCA")

TOG continues to work in conjunction with the proposed Administrators and Receivers Managers of GSLM, in order to prepare a draft DOCA. The DOCA will require the approval of a majority of GSLM’s creditors prior to its sanction by the Court.

Smartwin Legal Counterclaim

The respective legal teams for both Empire and Smartwin International Limited have agreed that witness depositions in relation to the court case will take place on 28th to 31st January 2013 in New York State, USA.

TOG has an agreement with Empire to receive half of any successful award of damages or out of Court Settlement found in their favour.

The TXO Chairman, Tim Baldwin commented:

"We are pleased to report on progress at TOG.  It is particularly encouraging to get the support of a range of parties, in the preparation of the DOCA and the Appeal to retain title over Exploration License EL14/2009. We will keep shareholders updated on progress."

23nd January 2013

For further information, please contact:

TXO PLC

Tim Baldwin, Chairman        +44 (0) 207 518 4300

Fox Davies Capital Limited

Richard Hail                           +44 (0) 20 3463 5027

Simon Leathers                      +44 (0) 20 3463 5022

Lothbury Financial Services Limited

Michael Padley

         +44 (0) 20 3440 7620

Contact: Malcolm Bendall

+61 3 6231 3529

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE ENERGY CORPORATION INTERNATIONAL

Dated: January 23, 2013

By:   /s/ Malcolm Bendall

Mr. Malcolm Bendall

Chief Executive Officer